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                                                                     EXHIBIT 4.1

                                   SPECIMEN

               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                     1981

PAR VALUE $0.001 PER SHARE                                   CUSIP NO. 743411100


         NUMBER                                                      SHARES

                       PROLONG INTERNATIONAL CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

              AUTHORIZED CAPITAL STOCK [__,000,000] COMMON SHARES

This Certifies that               ***              ***           is the owner of
                    --------------------------------------------
   ***                      ***
----------------------------------------------- Shares of the Capital Stock of

                       PROLONG INTERNATIONAL CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ________________ day of ______________ A.D. 19______.

/s/ [ILLEGIBLE SIGNATURE]                        /s/ ELTON ALDERMAN
    ------------------------                         -------------------------
           SECRETARY                                          PRESIDENT

                                    [SEAL]

NEVADA AGENCY & TRUST CO., SUITE 880                COUNTERSIGNED AND REGISTERED
50 WEST LIBERTY STREET, RENO, NEVADA 89501          /s/  [ILLEGIBLE SIGNATURE]
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                                  CERTIFICATE
                                      FOR
                                    SHARES
                                    OF THE
                                 CAPITAL STOCK

                                   ISSUED TO

                          --------------------------

                                     DATED

                          --------------------------


For Value Received, _______ hereby sell, assign and transfer unto

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                                                                          Shares
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of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                           19
      -------------------------   ----
      In presence of

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NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.